Exhibit 10.02

                            STOCK PURCHASE AGREEMENT


                  This Stock Purchase Agreement (the "Agreement") is made and entered into as of October 1, 2001 by and among Silicon Valley Research, Inc., a California corporation (the "Company"), and those parties listed on the signature pages hereof as "Investors" (who are referred to individually as an "Investor" and collectively as the "Investors").

                  WHEREAS, the Company requires additional cash to fund its current operations and for working capital and, therefore, is offering to sell the Stock (as defined below) to investors who qualify as purchasers in a private placement transaction under federal and state securities laws; and

                  WHEREAS, each of such investors will have the right to subscribe for any or all of the Maximum Amount (as defined below) of the Stock at the Stock Purchase Price (as defined below), subject to pro ration as described herein.

                  In   consideration  of  the  above  recitals  and  the  mutual
covenants made herein, the parties hereby agree as follows:

                  1. Sale of Stock; Closing; Delivery.

                  (a) Purchase and Sale of Stock. Subject to the terms and conditions hereof, the Company will issue and sell to each Investor, and each Investor will purchase from the Company, on the Closing Date (as defined below) the number of shares of common stock ("Share"), no par value, of the Company subscribed for by such Investor as set forth on such Investor's signature page hereof (the "Subscription Amount"), subject to reduction as specified in Section 1(b) hereof. The purchase price per Share (the "Stock Purchase Price") is $0.056.

                  (b) Allocation of Shares. The Company shall sell up to a maximum of 4,200,000 Shares (the "Maximum Amount"). In the event that the aggregate of the Subscription Amounts of all Investors (the "Aggregate Subscription Amount") shall exceed the Maximum Amount, Shares shall be allocated, pro rata, among the Investors based on the relation that an Investor's Subscription Amount bears to the Aggregate Subscription Amount.

                  (c) Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place on or before December 31, 2001 (the "Closing Date"); provided, however, that the Company shall have the option to extend the Closing Date for up to fifteen (15) days. The Company shall provide the Investors with written notice, prior to the close of business on December 31, 2001 of any such extension of the Closing Date. The Closing may occur in installments and in each such installment, the deliveries in Section 1(d) shall occur.
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                                                                               2

                  (d) Delivery. At the Closing, the Company will instruct its transfer agent to issue a stock certificate representing the Shares to be purchased by such Investor, against payment of the purchase price therefor by check, payable to the order of the Company, or by wire transfer of immediately available funds to the bank account of the Company. Upon issuance of the stock certificate, the Company will deliver the Shares to each Investor.

                  2. Representations and Warranties of Investors. Each Investor represents and warrants, severally, to the Company that:

                  (a) Authorization. This Agreement constitutes the valid and legally binding obligation of such Investor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies, and except as indemnity provisions in the enforcement of
Section 4 of this Agreement (relating to registration rights) may be limited by law, and such Investor (if an individual) is over eighteen (18) years of age, and such Investor has full legal capacity, power and authority to enter into and be bound by this Agreement.

                  (b) Purchase for Own Account for Investment. Such Investor is purchasing the Shares for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Such Investor has no present intention of selling or otherwise disposing of all or any portion of the Shares.

                  (c) Access to Information. Such Investor has had an opportunity to ask questions of the Company's representatives concerning the Company, its present and prospective business, assets, liabilities and financial condition that such Investor reasonably considers important in making the decision to purchase the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the rights of the Investors to rely thereon.

                  (d)  Understanding of Risks.  Such Investor is fully aware of:
(i) the highly speculative nature of the investment in the Shares; (ii) the financial condition of the Company and the financial hazards involved in an investment in the Shares; (iii) the lack of liquidity of the Shares and the restrictions on the transferability of the Shares (e.g., that such Investor may not be able to sell or dispose of the Shares); and (iv) the tax consequences of an investment in the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement and the rights of the Investors to rely thereon.

                  (e)   Investor's   Qualifications.   Such   Investor   is   an
"accredited" investor as defined under Regulation D under the 1933 Act. Such Investor is aware of the general business and financial circumstances of the Company and, by reason of such Investor's business or financial experience, such Investor is capable of evaluating the merits and risks of this investment and is financially capable of bearing a total loss of this investment.
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                                                                               3

                  (f) Compliance with Securities Laws. Such Investor understands and acknowledges that, in reliance upon the representations and warranties made by such Investor herein, the Shares are not currently registered with the U.S. Securities and Exchange Commission (the "SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "California Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the California Law or other applicable state securities laws which impose certain restrictions on such Investor's ability to transfer the Shares.

                  (g) Restrictions on Transfer. Such Investor understands that such Investor may not transfer any of the Shares unless such Shares are registered under the 1933 Act or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Such Investor understands that only the Company may file a registration statement with the SEC. Such Investor has also been advised that exemptions from registration and qualification may not be available or may not permit such Investor to transfer all or any of the Shares in the amounts or at the times proposed by such Investor.

                  (h) Rule 144. In addition, such Investor has been advised that SEC Rule 144 ("Rule 144") promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares solely due to the holding periods required thereunder and, in any event, requires that the Shares be held for a minimum of one year after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Such Investor understands that Rule 144 may indefinitely restrict transfer of the Shares if such Investor is an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

                  (i) Legends and Stop-Transfer Orders. Such Investor understands that certificates or other instruments representing any of the Shares acquired by such Investor may bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE
                  ACT  AND  APPLICABLE  STATE   SECURITIES  LAWS,   PURSUANT  TO
                  REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR
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                                                                               4

                  AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED
                  TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

In order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing the Shares, or if the Company transfers its own securities, it may make appropriate notations to the same effect in the Company's records. Any legend endorsed on a certificate pursuant to this Subsection (i) and the related stop transfer instructions with respect to such securities shall be removed, and the Company shall issue a certificate without such legend to the holder thereof, if such securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such securities may be made without registration.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit B:

                  (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all necessary corporate power and authority to own its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary.

                  (b)  Requisite  Power and  Authorization.  The Company has all
necessary corporate power and authority under the laws of the State of California and all other applicable provisions of law to execute and deliver this Agreement, to issue the Shares and to carry out the provisions of this Agreement. All corporate action on the part of the Company required for the lawful execution and delivery of this Agreement, and issuance and delivery of the Shares has been duly and effectively taken. Upon execution and delivery, this Agreement constitutes valid and binding obligations of the Company enforceable in accordance with their respective terms, except as enforcement may be limited by insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies and except as the indemnity provisions of Section 4(g) of this Agreement (relating to registration rights) may be limited by law. The Shares when issued in compliance with the provisions of this Agreement, as the case may be, will be duly authorized and validly issued, fully paid, non-assessable and issued in compliance with federal securities laws and all applicable state securities laws. No shareholder of the Company or other person has any preemptive right of subscription or purchase or contractual right of first refusal or similar right with respect to the Shares.

                  (c) SEC Documents. The Company has furnished to each Investor: the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, and all documents that the Company was required to file, which it represents and warrants it did timely file, with the SEC under Sections 13 or 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 2001 (collectively, the "SEC Documents"). As of their respective filing dates, or such later date on which such reports were amended, the SEC Documents complied in all material respects with the requirements of the Exchange Act. The SEC Documents as of their respective dates, or such later date on which such reports were amended, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements or, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

                  (d) Capital Stock. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, without par value, and 1,000,000 shares of Preferred Stock, without par value. As of September 30, 2001 there were 42,583,965 shares of Common Stock issued and outstanding, and there are no issued and outstanding shares of Preferred Stock. Except as set forth on the Schedule of Exceptions, there are no other outstanding rights, plans, options, warrants, conversion rights or agreements for the purchase, exercise or acquisition from the Company of shares of its capital stock.

                  (e) No Prior Liens. There are no persons or entities with a lien against, or secured interest in, any of the tangible or intangible assets of the Company.

                  (f) Compliance with Other Agreements. Neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Shares has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or
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                                                                               6

provision of the Company's Bylaws, Articles of Incorporation, or material contracts with third parties, state or federal laws, rules or regulations, writs, orders or judgments or decrees which are applicable to the Company or its properties.

                  (g) Consents. All consents necessary for the Company to perform its respective obligations hereunder have been obtained.

                  (h) No Material Adverse Change. Since June 30, 2001, there has not been:

                  (i) any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Company's Form 10Q for the quarter ended June 30, 2001, except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse;

                  (ii) any material change, except in the ordinary course of business, in the contingent obligations of the Company whether by way of guarantee, endorsement, indemnity, warranty or otherwise;

                  (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                  (iv) any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (v) any labor organization activity; or

                  (vi) any other event or condition of any character which has materially and adversely affected the Company's business, assets, liabilities, financial condition, operations or prospects.

                  (i) Intellectual Property. The Company has sufficient title and ownership of all patents, patent applications, copyrights, trade secrets, trademarks, proprietary information, proprietary rights and processes necessary for its business as now conducted and as now proposed to be conducted by the Company without any conflict with or infringement of the rights of others. The research, development, manufacture, sale and use of products presently made, used or sold by, or contemplated for future manufacture, sale or use by the Company do not and would not constitute or involve a significant risk of infringement of any patent or misappropriation of any trade secret of any third party. There are no outstanding options, licenses, or agreements of any kind relating to any material use of the foregoing, nor is the Company bound by or a party to any options, licenses, encumbrances or liens, or any outstanding orders, judgments, decrees, stipulations or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity that are material to the Company's business as currently conducted or proposed to be conducted. The Company has not received any communications alleging that the Company, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or any other proprietary rights of any other person or entity. The Company is not aware that any of its employees or consultants is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order on any court or administrative agency, that is violated by or would materially interfere with the current or prospective services provided to the Company by the employee or consultant or the use of his best efforts to promote the interests of the Company or that would materially conflict with the Company's business as currently being conducted or as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business as currently conducted or proposed to be conducted will, to the Company's knowledge, conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a material default under, any contract, covenant or instrument under which any of such employees is now obligated.

                  (j) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's best knowledge, currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigation pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  (k) Registration Rights. The Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. None of the registration rights disclosed on the Schedule of Exceptions are senior to the registration rights provided for in this Agreement.

                  (l) Compliance with Laws. The Company is in compliance and has conducted its business and operations so as to comply with all laws, ordinances, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental or administrative body or instrumentality, whether domestic or foreign ("Governmental Entity"), except to the extent that failure to comply would not have a material adverse effect on the Company's financial or other condition, business, prospects, property, results of operations or assets as presently conducted or proposed to
be  conducted.  There  are  no  judgments  or  orders,   injunctions,
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                                                                               8

decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration) against the Company or against any of its properties or businesses, and none are pending or threatened. The Company has not during the past four (4) years received any governmental notice from any Governmental Entity for any violation of applicable laws or regulations.

                  (m) Taxes. The Company has filed all tax returns and reports as required by law, and there are no waivers of applicable statutes of limitations with respect to taxes for any year. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date hereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company's present business, assets, liabilities and financial condition. The Company has not been subject to a federal or state tax audit of any kind.

                  (n) No  Default.  The  Company  is not in  default  under  any provision of its Articles of Incorporation or Bylaws or in material default under any material contract, commitment or restriction to which the Company is a party or by which the Company or any of its properties or assets is bound or affected or in material default under any term or condition of any judgment, decree, order, injunction or stipulation applicable to the Company. To the best of the Company's knowledge, no other party is in material default under or in material breach or violation of any material contract, commitment, or restriction to which the Company is a party or by which the Company or any of its properties or assets is bound or affected.

                  (o) Registration Statement. To the best of the Company's knowledge, there exist no facts or circumstances that would inhibit or delay the preparation and filing of a registration statement on Form SB-2 with respect to the Registrable Securities (as defined below) in accordance with Section 4(b) hereof.

                  (p) No Misrepresentation. No representation or warranty by the Company in this Agreement and no statements in the SEC Documents, as amended, or any other document, statement, certificate or schedule furnished or to be furnished by or on behalf of the Company pursuant to this Agreement, when taken together with the foregoing, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. The Company has delivered true and complete copies of all documents requested by the Investors.

                  (q) Anti-dilution Shares. Issuance of the Shares under this Agreement will not trigger any anti-dilution, preemptive or similar rights contained in any options,
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                                                                               9

warrants or other agreements or commitments of the Company or otherwise result in the issuance of any additional shares of Common Stock.

                  4. Registration Rights.

                  (a) Definitions. For purposes of this Section 4:

                  (vii) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

                  (viii) "Registrable Securities" means all shares of Common Stock of the Company issued under this Agreement, excluding in all cases, however, all Registrable Securities sold pursuant to Rule 144.

                  (ix) "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities to whom rights under this Section 4 have been assigned in accordance with this Agreement.

                  (b) Shelf Registration.

                  (i) Within forty-five (45) days following the Closing Date, the Company will file a registration statement or amend a currently effective registration statement (in either event, a "registration statement") under the 1933 Act for, and all such qualifications and compliances as may be so required and as would permit the sale and distribution of, all of the Holders' Registrable Securities, and thereafter shall use its best efforts to secure the effectiveness of such registration statement within ninety (90) days following the Closing Date.

                  (ii) The Company will pay all expenses incurred in connection with any registration, qualification and compliance requested hereunder (excluding underwriters' or brokers' discounts and commissions), including, without limitation, all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company.

                  (iii) The Company will use its best efforts to cause the registration statement to remain effective until the earlier of (A) the date ending three years after the effective date of the registration statement filed pursuant to this Section 4(b) or (B) the date on which each Holder of Registrable Securities is able to sell all of such Holder's Registrable Securities in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144, provided that if the Company determines that it may terminate the effectiveness of the registration statement under (B), the Company shall prior to such termination provide each Holder an opinion of counsel,
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                                                                              10

         based on factual representations of the Holders, that each such Holder is able to sell all of the Registrable Securities held by such Holder and its affiliates in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144.

                  (c) Piggyback Registrations.

                  (i) At such time(s) as a  registration  statement  pursuant to
         Section 4(b) herein is unavailable to the Holders, the Company will be required to notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the Company filing any registration statement after the ninetieth (90th) day following the Closing Date under the 1933 Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization, merger or acquisition), and will afford each such Holder after the ninetieth (90th) day following the Closing Date an opportunity to include in such registration statement (and any related qualification under or compliance with "blue sky" or other state securities laws) all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder will, within thirty (30) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice will inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of such Holder's Registrable Securities in any registration statement thereafter filed by the Company, such Holder will nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (ii) If the registration statement under which the Company gives notice under this Section 4(c) is for an underwritten offering, the Company will so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 4(c) will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated (A) first, to the Company, (B) second, to any (1) Holders or (2) other persons who have piggyback registration rights granted by the Company that are at parity with the rights of the Holders under this Section 4(c) and, in each case, who request the inclusion of their securities in the registration statement, and (C) third, to any persons with piggyback rights subordinate to those of the Holders who request the inclusion of their securities in the registration statement; provided, however, that the number of Registrable Securities proposed to be registered by the Holders hereunder may not be reduced to less than twenty percent (20%) of the total value of the securities to be distributed through the underwriting. If not all securities of Holders or other persons described in clause (B) above can be included in a registration, the allocation among such Holders and other persons will be on a pro rata basis according to the relation that the number of securities which each such Holder or other person owns bears to the total number of shares outstanding. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least five (5) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting will be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners, retired partners and shareholders, and any trusts for the benefit of any of the foregoing persons will be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" will be based upon the aggregate amount of shares owned by all entities and individuals included in such "Holder", as defined in this sentence.

                  (iii) All reasonable  expenses  incurred in connection  with a
         piggyback   registration  pursuant  to  this  Section  4(c)  (excluding underwriters' and brokers' discounts and commissions), including, without limitation, all federal and "blue sky" or other state securities registration and qualification fees, printers' and accounting fees, fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company will be borne by the Company.

                  (d) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company will, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and deliver such registration statement, at the time of such filing, to each Holder.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement.

                  (iii) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (iv) Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder of Registrable Securities participating in such underwriting will also enter into and perform its obligations under such an agreement.

                  (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and upon such notice the Company shall use its best efforts to promptly correct such misstatement or omission and deliver to each Holder copies of such corrected prospectus. The Company shall have the right, upon such notice, to suspend the delivery of prospectuses included in such registration statement from the date of notice until the date of such correction. The period during which the Company is required to keep any registration statement filed pursuant to Section 4(b) or 4(c) effective shall be extended for the amount of time required to amend such registration statement and deliver such prospectus relating thereto.

                  (vii) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to each of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

           (viii) Use its best efforts promptly to secure the designation and quotation of all Registrable Securities covered by a registration statement on the NNM (or such other principal market or exchange on which the Common Stock is listed, or, if not so listed, to secure trading of the Common Stock on the Nasdaq OTC Bulletin Board),
         including, without limitation, the filing of any notification, application or other information and the payment of any fees relating thereto.

                  (e) Furnish Information. It will be a condition precedent to the obligations of the Company to take any action pursuant to Sections 4(b) and 4(c) hereof that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as will be required to effect the registration of their Registrable Securities.

                  (f) Delay of Registration. No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

                  (g) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 4(b) or 4(c) hereof:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, shareholders, officers and directors of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Person") against any losses, claims, damages or liabilities (joint or several) to which an Indemnified Person may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                           (A) any untrue  statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto:

                           (B) the omission or alleged omission to state therein
                  a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                           (C) any violation or alleged violation by the Company
                  of the 1933 Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

         and the Company will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4(g)(i) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Indemnified Person.

                  (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, shareholders, directors, officers or shareholders or any person who controls such Holder within the meaning of the 1933 Act or the Exchange Act (each, an "Indemnified Party"), against any losses, claims, damages or liabilities (joint or several) to which an Indemnified Party may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation that arises solely as a result of and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director, shareholder or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 4(g)(ii) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent will not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 4(g)(ii) in respect of any Violation will not exceed the lesser of (A) the aggregate proceeds (net of discounts and commissions) received by such Holder upon the sale of the Shares and (B) that proportion of aggregate losses, claims, damages, liabilities or expenses indemnified against which equals the proportion which the number of Shares being sold by such Holder bears to the total number of Shares being sold under such registration statement by the Company and all Holders.

                  (iii) Promptly after receipt by an Indemnified Person or an Indemnified Party (the "Indemnitee") under this Section 4(g) of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnifying party fails to assume the defense of an action within a reasonable time or if representation of such Indemnitee by the counsel retained by the indemnifying party, in such counsel's reasonable opinion, would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if the indemnifying party is materially prejudiced thereby, will relieve such indemnifying party of liability, but only to the extent that such indemnifying party is prejudiced with respect to a specific claim.

                  (iv) The foregoing indemnity agreement with respect to any prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any losses, claims, damages or liabilities purchased shares, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) provided by the Company was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the purchased shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (v) If the indemnification provided for in Sections 4(g)(i) or 4(g)(ii) hereof shall be unavailable to hold harmless an Indemnitee in respect of any liability under the 1933 Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnitee on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (v) by any Holder exceed the gross proceeds from the offering received by such Holder. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (vi) The  obligations  of the Company  and Holders  under this
         Section 4(g) will survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.


                  (h) "Market Stand-Off" Agreement. In connection with a public offering of securities by the Company pursuant to Section 4(c), each Holder who participates in the registration statement filed under the 1933 Act for such offering will not, to the extent requested in good faith by an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities included in such registration statement (other than to donees or partners of the Holder who agree to be similarly bound) for up to that period of time, not to exceed ninety (90) days, following the effective date of such registration statement of the Company filed under the 1933 Act as is requested by the managing underwriter(s) of such offering; provided that the officers and directors of the Company who own stock of the Company and any shareholder holding more than five percent (5%) of the outstanding voting securities of the Company also agree to such restrictions. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each such Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  (i) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, while a public market exists for the Common Stock of the Company, the Company will:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act, at all times while the Company is reporting under the 1934 Act;

                  (ii) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act (at any time it is subject to such reporting requirements); and

                  (iii) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1933 Act and the Exchange Act (at any time it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time the Company is subject to the reporting requirements of the Exchange Act).

                  (j) Termination of the Company's Obligations. The Company will have no obligations pursuant to Section 4(c) hereof with respect to: (A) any request or requests for registration made by any Holder on a date more than three (3) years after the date of this Agreement or (B) Registrable Securities held by a Holder if in the opinion of counsel to the Company at the time of filing a registration statement such Holder may sell all of such Holder's Registrable Securities in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144, provided that if the Company shall determine that it may terminate its obligations to any Holder under (B), the Company shall prior to such termination provide the Holder as to which it shall have determined to terminate its obligations under (B) an opinion of counsel, based on factual representations of the Holder, that such Holder is able to sell all of the Registrable Securities held by such Holder and its affiliates in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144.

                  5. Covenants.

                  (a) Exchange Act Filings. The Company shall continue to file with the SEC all reports and other filings required under the rules of the SEC and such documents shall comply in all material respects with the requirements of the Exchange Act or the 1933 Act, as applicable, as long as the Company continues to be subject to reporting requirements under Section 13 or 15(d) of the Exchange Act.

                  (b) Termination of Covenants.  The covenants set forth in this
Section 5 will terminate with respect to a Holder upon the earlier of (A) three years from the effective date of the Registration Statement filed pursuant to
Section 4(b), or (B) the date on which the registration rights under this Agreement are terminated by the Company because each Holder of Registrable Securities is able to sell all of such Holder's Registrable Securities in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144, provided that if the Company shall determine it may terminate its obligations to any Holder for the reasons set forth in (B), the Company shall provide the Holder as to which it shall have determined to terminate its obligations prior to such termination an opinion of counsel, based on factual representations of the Holders, that such Holder is able to sell all of the Registrable Securities held by such Holder and its affiliates in any single three (3) month period without registration under the 1933 Act pursuant to Rule 144.

                  6. Conditions to Obligations of the Investors. The obligation of each Investor to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by such Investor:

                  (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date which shall be true and correct as of such date; the Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it under this Agreement on or prior to the Closing Date.

                  (b) Consents and Waivers. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement. The Company shall have obtained valid waivers of Right of First Refusal or other similar preemptive rights with respect to the issuance of the Shares.

                  (c) Compliance Certificate. The Company shall have delivered to the Investors a certificate, executed by the Chairman of the Board and Chief Executive Officer of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 6.

                  (d) Opinion of Company's Counsel. Investors shall have received from Pillsbury Winthrop LLC, counsel to the Company, an opinion addressed to the Investors, dated the Closing Date, which shall relate to the valid issuance of the Shares in the form attached hereto as Exhibit C.

                  7. Conditions to Obligations of the Company. The obligation of the Company to sell and issue the Shares to each Investor at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

                  (a) Representations and Warranties. The representations and warranties made by each Investor in Section 2 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

                  (b)  Consents  and  Waivers.   The  conditions  set  forth  in
subsection (b) of Section 6 hereof shall have been fulfilled.

                  8. Miscellaneous.

                  (a) Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to contracts made among residents of, and wholly to be performed within, the State of California, without regard to principles of conflict of laws or choice of laws.

                  (b) Further Instruments. From time to time, each party hereto will execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  (c) Successors; No Other Beneficiaries. This Agreement will be binding upon and will inure to the benefit of the executors, administrators, legal representatives, heirs, successors and assigns of the parties hereto; provided, however, that (i) rights of Investors hereunder may be transferred only in connection with (and to the transferee of) Common Stock of the Company purchased by an Investor hereunder, but the Company may prohibit such transfer of rights (but not the transfer of stock) if the transfer to a particular transferee would not, in the good faith judgment of the Company's Board of Directors, be in the Company's best interests, and (ii) any transferee of any shares of stock of the Company affected by this Agreement to whom rights are so transferred (a "Permitted Transferee") will be required, as a condition precedent to acquiring such shares, to agree in writing to be bound by all the terms and conditions of this Agreement applicable to such Permitted Transferee's transferor, and (iii) upon and after such transfer the Permitted Transferee will be deemed to be an Investor for purposes of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (d) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement will be effective following the parties signatory hereto upon such counterpart signature by all initial parties hereto.

                  (e) Entire Agreement. This Agreement, including and incorporating the Schedule of Exceptions and all other Exhibits attached hereto and referred to herein, constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes in its entirety any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

                  (f) Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Chief Executive Officer of the Company at its principal corporate offices. Any notice required to be given or delivered to an Investor shall be addressed to the Investor at the address set forth on the signature page hereof or to such other address as such party may designate in writing from time to time to the Company. Unless otherwise provided, notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of (i) the date of personal delivery, or (ii) the date of transmission by facsimile, or (iii) the business day after deposit with a nationally-recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States, or (iv) five (5) business days after deposit in the United States mail by registered or certified mail, postage prepaid, for United States deliveries. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

                  (g) Finders' Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each party agrees to indemnify and to hold the other parties hereto harmless from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives is responsible.

                  (h) Amendments and Waivers. Except as otherwise specifically provided in this Agreement, no term of this Agreement may be amended and the observance of any term of the Agreement may not be waived (either generally or in a particular instance and either retroactively or prospectively) except (i) if prior to the Closing, with the written consent of the Company and each Investor and (ii) if after the Closing, with the consent of the Company and
Investors holding at least fifty-one percent (51%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 8(h) will be binding upon the Company, each Investor, and their permitted transferees and assigns.

                  (i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement to the extent unenforceable and the balance of such provisions, and of this Agreement, will be interpreted as if such provision or part and hereof were so excluded and will be enforceable in accordance with its terms.

                  (j) Aggregation of Stock. All shares of Common Stock held or acquired by affiliated entities or persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


TO BE COMPLETED                   INVESTOR
  BY INVESTOR

Shares Subscribed:
                   --------       ----------------------------------------------
                                  (Print Name of Individual or
or                                Entity)
--


Dollar Amount                     Social Security or
Subscribed:                       Tax I.D. Number:
                   --------                            -------------------------


                                  By
                                    --------------------------------------------
                                             (Signature)
                                  Name:
                                  Title:
                                  Address:
                                          ------------------------------------




TO BE COMPLETED                              COMPANY
  BY COMPANY
                                  SILICON VALLEY RESEARCH, INC.
Shares Issued:
              -------------
Date of Issuance:
                 ----------
Share Purchase Price:
                      -----
Aggregate Purchase
 Price:                           By
        -------------------          -------------------------------------------
                                             (Signature)
                                  Name:  James O. Benouis
                                  Title:  President and Chief Executive Officer